GOLDMAN SACHS TRUST

Goldman Sachs Fundamental International Equity Funds

Class A Shares, Class B Shares, Class C Shares, Institutional Shares,
Service Shares, Class IR Shares and Class R Shares (as applicable) of the

Goldman Sachs Concentrated International Equity Fund
Goldman Sachs Strategic International Equity Fund
(the “Funds”)

Supplement dated June 30, 2010 to the
Prospectuses dated February 26, 2010

The “Portfolio Management—Portfolio Managers” section of the summary section of the Prospectus for the Goldman Sachs Concentrated International Equity Fund is replaced in its entirety with the following:

Portfolio Managers: Edward Perkin, CFA, Managing Director, Head of European Equity has managed the Fund since 2008. Hiroyuki Ito, Managing Director, Japan Equity has been a portfolio manager of the Fund since 2009.

The “Portfolio Management—Portfolio Managers” section of the summary section of the Prospectus for the Goldman Sachs Strategic International Equity Fund is replaced in its entirety with the following:

Portfolio Managers: Edward Perkin, CFA, Managing Director, Head of European Equity has managed the Fund since 2008. Hiroyuki Ito, Managing Director, Japan Equity has been a portfolio manager of the Fund since 2009.

Additionally, the “Service Providers—Fund Managers” section of the Prospectus is replaced in its entirety to the extent it pertains to the Funds with the following:

     FUND MANAGERS

Fundamental International Equity Portfolio Management Team

■	Our investment philosophy is reflected in our intensive research culture and our strong commitment to on-the-ground research resources. Our research team comprises 40+ investment professionals organized into regional teams and based on the ground in London, Hong Kong, Mumbai, São Paulo, Seoul, Shanghai, Singapore and Tokyo.

■	We believe our on-the-ground research presence in eight key locations around the world better positions our research analysts to generate strong and compelling investment ideas through a keener understanding of local customs, greater and more frequent access to corporate managements, and immediate access to local capital markets and news flow.

■	Portfolio Managers are responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas. This first-hand intensive research effort is captured in our portfolios through a disciplined investment process which results in highly focused portfolios comprising our most compelling individual stock ideas.

Years
Primarily
Name and Title	Fund Responsibility	Responsible	Five Year Employment History

Edward Perkin, CFA Managing Director, Head of European Equity	Portfolio Manager— Concentrated International Equity Strategic International Equity	Since 2008 2008	Mr. Perkin joined the Investment Adviser as a research analyst for the U.S. Value Equity team in 2002 and became a portfolio manager in July 2004. He became Head of the European Equity Team in 2008.

Hiroyuki Ito Managing Director, Japan Equity	Portfolio Manager— Strategic International Equity Concentrated International Equity	Since 2009 2009	Mr. Ito joined the Investment Adviser’s Japan Equity team in October 2005. Prior to joining the Investment Adviser, from 2000 to 2005, Mr. Ito worked as Chief Portfolio Manager managing Japanese large cap equity institutional separate accounts and mutual funds at DLIBJ Asset Management, a member of Mizuho Financial Group.

Each portfolio manager is responsible for leading and working closely with the research analysts in their region to foster discussion, debate and analysis of investment ideas.

For information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

This Supplement should be retained with your Prospectus
for future reference.

EQINTFMSTK 6-10